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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 8, 2011

Kratos Defense & Security Solutions, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27231 Commission File Number	13-3818604 (I.R.S. Employer Identification Number)

4820 Eastgate Mall, San Diego, CA 92121
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (858) 812-7300

N/A
(Former Name, or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

        On February 8, 2011, Kratos Defense & Security Solutions, Inc. (the "Company") entered into an underwriting agreement (the "Underwriting Agreement") with Jefferies & Company, Inc., as representative for the several underwriters named in Schedule A thereto (the "Underwriters") relating to the sale and issuance by the Company of shares of the Company's common stock to the Underwriters in a firm commitment underwritten public offering in which Jefferies & Company, Inc. is serving as representative of the several Underwriters. Subject to the terms and conditions contained in the Underwriting Agreement, the Underwriters have agreed to purchase, and the Company has agreed to sell, 4,250,000 shares at the public offering price, less certain underwriting discounts and commissions (the "Offering"). The Company has also agreed to reimburse the Underwriters for certain of their out-of-pocket expenses.

        The shares of the Company's common stock are being offered and sold pursuant to a base prospectus dated August 21, 2009 and a prospectus supplement dated February 7, 2011 (together the "Prospectus Supplement"), pursuant to the Company's registration statement on Form S-3 (File No. 333-161340), which was declared effective by the SEC on August 21, 2009.

        Subject to the terms and conditions of the Underwriting Agreement, the Underwriters are committed to purchase and pay for all shares of the Company's common stock offered by the Prospectus Supplement, if any such shares are taken. However, the Underwriters are not obligated to take or pay for the shares of the Company's common stock covered by the Underwriters' over-allotment option described below, unless and until such option is exercised.

        The Company has granted the Underwriters an option, exercisable no later than 30 calendar days after the date of the Underwriting Agreement, to purchase up to an aggregate of 637,500 additional shares of the Company's common stock at the public offering price, less certain underwriting discounts and commissions. The Company will be obligated to sell these shares of common stock to the Underwriters to the extent the over-allotment option is exercised. The Underwriters may exercise this option only to cover over-allotments, if any, made in connection with the sale of the Company's common stock offered by the Prospectus Supplement. The Underwriters propose to offer the Company's common stock directly to the public at the offering price of $13.25 per share.

        The Company intends to use the net proceeds from the Offering to fund the cash consideration payable to the stockholders of Herley Industries, Inc. ("Herley") in connection with its proposed acquisition thereof. In the event that the acquisition of Herley is not completed, the Company will use the net proceeds from the Offering for general corporate purposes, including for the acquisition of or investment in other businesses, services and technologies that are complementary to its own and other general corporate expenses.

        The foregoing description of the Underwriting Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Underwriting Agreement, a copy of which is attached hereto as Exhibit 1.1 and the terms of which are incorporated herein by reference. The Underwriting Agreement contains customary representations, warranties and agreements by us, customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

        A copy of the opinion of Paul, Hastings, Janofsky & Walker LLP relating to the legality of the issuance and sale of the Company's common stock in the Offering is attached as Exhibit 5.1 hereto.

Additional Information and Where to Find It

        No statement in this document or the attached exhibits is an offer to purchase or a solicitation of an offer to sell securities. The tender offer for the shares of Herley common stock has not commenced. The Company intends to file a tender offer statement on Schedule TO with the SEC, and Herley also intends to file a solicitation/recommendation statement on Schedule 14D-9, with respect to the tender offer described in this Current Report on Form 8-K and the exhibits attached hereto. Any offers to purchase or solicitations of offers to sell will be made only pursuant to such tender offer statement. The tender offer statement (including an offer to purchase, a related letter of transmittal and other offer documents) and the related solicitation/recommendation statement will contain important information, including the various terms of, and conditions to, the tender offer, that should be read carefully by Herley's stockholders before they make any decision with respect to the tender offer. Such materials, when prepared and ready for release, will be made available to Herley's stockholders at no expense to them. In addition, at such time such materials (and all other offer documents filed with the SEC) will be available at no charge on the SEC's website: www.sec.gov and may also be obtained by directing a request to the Corporate Secretary of Kratos Defense & Security Solutions, Inc., at (858) 812-7300.

        The issuer has filed a registration statement (including a prospectus) and a preliminary prospectus supplement with the SEC for an underwritten public offering in connection with its proposed acquisition of Herley. Before you invest in such offering, you should read the preliminary prospectus supplement, including the base registration statement (and accompanying prospectus), and other documents the issuer has filed with the SEC for more complete information about the issuer and the offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the issuer or any underwriter participating in the offering will arrange to send you the preliminary prospectus supplement and accompanying prospectus if you request them by calling toll-free (877) 547-6340.

Forward-Looking Statements

        Certain statements in this Current Report on Form 8-K may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements relate to a variety of matters, including but not limited to: the Underwriters' exercise of the over-allotment option; the Company's intended use of the net proceeds from the Offering; and other statements that are not purely statements of historical fact. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of the management of the Company and are subject to significant risks and uncertainty. Investors are cautioned not to place undue reliance on any such forward-looking statements. All such forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise these statements, whether as a result of new information, future events or otherwise.

        Factors that could cause actual results to differ materially from those described in the forward-looking statements are set forth in the Prospectus Supplement.

Item 8.01    Other Events.

        On February 8, 2011, the Company issued a press release announcing the pricing of the Offering and the execution of the Underwriting Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits.

(d)
Exhibits.

1.1	Underwriting Agreement, dated February 8, 2011, between Kratos Defense & Security Solutions, Inc. and Jefferies & Company, Inc., as representative of the several underwriters named in Schedule A thereto.
5.1	Opinion of Paul, Hastings, Janofsky & Walker LLP
23.1	Consent of Paul, Hastings, Janofsky & Walker LLP (included in Exhibit 5.1)
99.1	Press release dated February 8, 2011

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kratos Defense & Security Solutions, Inc.
By:	/s/ Eric DeMarco Eric DeMarco President and Chief Executive Officer

Date: February 8, 2011

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  Item 1.01. Entry into a Material Definitive Agreement.
  Item 8.01 Other Events.
  Item 9.01 Financial Statements and Exhibits.
SIGNATURES